UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 8, 2007
Date of report (Date of earliest event reported)
STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 237-0410
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On February 13, 2007, we issued a press release which announced our 2007 capital expenditures budget, provided production, reserves and operational updates, set the dates of our year-end earnings release and conference call and the date and location of our 2007 Annual Meeting of Stockholders. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
     On February 8, 2007, our board of directors appointed Kay G. Priestly as chairperson of our audit committee as a replacement of Peter K. Barker who resigned from our board of directors effective December 21, 2006.
     On February 8, 2007, our audit, compensation, and nominating and governance committee charters were revised and approved by our board of directors. The revised charters are furnished as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01.
     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
99.1	Press release dated February 13, 2007, “Stone Energy Corporation Announces 2007 Capital Expenditures Budget, Provides Production, Reserves and Operational Updates, and Sets Dates for Year-end Conference Call and Annual Meeting.”

99.2	Audit Committee Charter (Revised and Approved February 8, 2007).

99.3	Compensation Committee Charter (Revised and Approved February 8, 2007).

99.4	Nominating & Governance Committee Charter (Revised and Approved February 8, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION
Date: February 13, 2007	By:	/s/ J. Kent Pierret
J. Kent Pierret
Senior Vice President, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1
Press release dated February 13, 2007, “Stone Energy Corporation Announces 2007 Capital Expenditures Budget, Provides Production, Reserves and Operational Updates, and Sets Dates for Year-end Conference Call and Annual Meeting.”

99.2	Audit Committee Charter (Revised and Approved February 8, 2007).

99.3	Compensation Committee Charter (Revised and Approved February 8, 2007).

99.4	Nominating & Governance Committee Charter (Revised and Approved February 8, 2007).